                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                               THE RIVAL COMPANY
           PURSUANT TO THE OFFER TO PURCHASE DATED DECEMBER 23, 1998

                                       BY

                           MORIARTY ACQUISITION CORP.
                          A WHOLLY-OWNED SUBSIDIARY OF

                             HOLMES PRODUCTS CORP.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON MONDAY, JANUARY 25, 1999, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                        HARRIS TRUST COMPANY OF NEW YORK

                     By Mail:                                  By Hand or Overnight Courier:
         Harris Trust Company of New York                    Harris Trust Company of New York
                Wall Street Station                                   88 Pine Street
                   P.O. Box 1023                                        19th Floor
              New York, NY 10268-1023                               New York, NY 10005

                                 By Facsimile:
                                 (212) 701-7636
                        (For Eligible Institutions Only)

                        For Information and Confirmation
                                 by Telephone:
                                 (212) 701-7624

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
    EXACTLY AS NAME(S) APPEAR(S) ON STOCK CERTIFICATE(S)                          SHARE(S) TENDERED
                 (PLEASE FILL IN, IF BLANK)                             (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                                      OF SHARES            NUMBER
                                                                 CERTIFICATE       REPRESENTED BY         OF SHARES
                                                                NUMBER(S)(1)      CERTIFICATE(S)(1)      TENDERED(2)
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                                TOTAL SHARES
------------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by stockholders tendering by book-entry transfer.
 (2) Unless otherwise indicated, it will be assumed that all Shares being delivered to the Depositary are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase dated December 23, 1998 (the "Offer to Purchase")) is utilized, if delivery of Shares is to be made by book-entry transfer to the account maintained by Harris Trust Company of New York (the "Depositary") at The Depository Trust Company or Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility" and, collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders whose certificates for Shares are not immediately available or who cannot deliver confirmation of a book-entry transfer of their Shares into the Depositary's account at a Book-Entry Transfer Facility ("Book-Entry Confirmation") and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution:

   Check box of Book-Entry Transfer Facility:

       [ ] The Depository Trust Company

       [ ] Philadelphia Depository Trust Company

   Account Number:

   Transaction Code Number:

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY (AS DEFINED IN THE OFFER TO PURCHASE) PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owner(s):

   Window Ticket Number (if available):

   Date of Execution of Notice of Guaranteed Delivery:

   Name of Institution that Guaranteed Delivery:

   If delivered by book-entry transfer, check box of applicable Book-Entry Transfer Facility:

       [ ] The Depository Trust Company

       [ ] Philadelphia Depository Trust Company

   Account Number:

   Transaction Code Number:

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

     The undersigned hereby tenders to Moriarty Acquisition Corp., a Delaware corporation ("Purchaser") and wholly-owned subsidiary of Holmes Products Corp., a Massachusetts corporation ("Parent"), the above described shares of common stock, par value $0.01 per share (the "Shares"), of The Rival Company, a Delaware corporation (the "Company") at a purchase price of $13.75 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns, and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after December 17, 1998) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any other Shares or securities or rights) to (a) deliver certificates for such Shares (and any such other Shares or securities or rights), or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by a Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase),
(b) present such Shares (and any such other Shares or securities or rights) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any other such Shares or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Jordan A. Kahn and Ira B. Morgenstern, and each of them, and any other designee(s) of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to tendered Shares (and any and all other non-cash dividends, distributions, rights and other securities issued or issuable in respect thereof on or after December 17, 1998), to vote at any annual, special, adjourned or postponed meeting of the Company's stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute in his sole discretion deems proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, the Shares tendered hereby that have been accepted for payment by Purchaser prior to the time any such action is taken, and with respect to which the undersigned is entitled to vote. This power of attorney and proxy is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective when, if and to the extent that Purchaser accepts such Shares for payment pursuant to the Offer. Such acceptance for payment shall revoke, without further action, all prior powers of attorney, proxies and consents granted by the undersigned at any time with respect to such Shares (and any such other Shares or other securities or rights), and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will be not be deemed effective) with respect thereto by the undersigned. The undersigned acknowledges that in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Purchaser or Purchaser's designee must be able to exercise full voting, consent and other rights which inure to a record and beneficial holder with respect to such Shares and other securities or rights.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after December 17, 1998), and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any signature guarantee or additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete or confirm the sale, assignment and transfer of the Shares tendered hereby (and any and all such other Shares or other securities or rights).

     All authority conferred or agreed pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and accompanying documents, as appropriate) to the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6, AND 7)

        To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned or if Shares delivered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than that designated above.

   Issue  [ ] check and/or  [ ] certificates to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

   [ ] Credit unpurchased Shares delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

   Check appropriate box:
   [ ] The Depository Trust Company
   [ ] Philadelphia Depository Trust Company

          ------------------------------------------------------------
                                (ACCOUNT NUMBER)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6, AND 7)

        To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be mailed or delivered to someone other than the undersigned or to the undersigned at an address other than that indicated above.

   Mail or deliver                   [ ] check and/or
                                      [ ] certificates to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

          ------------------------------------------------------------

                                          IMPORTANT
                                   STOCKHOLDERS SIGN HERE
                          (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)
             X
             -------------------------------------------------------------------
             X
             -------------------------------------------------------------------
                                 (SIGNATURE(S) OF OWNER(S))

             Dated:
             -------------------------------------------------, 199
             ----------------

             (Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

             Name(s):
             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------
                                       (PLEASE PRINT)

             Capacity (full title):
                             ---------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

             Address(es):
                       ---------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------
                                     (INCLUDE ZIP CODE)

             Area Code and Telephone Number:
                                       -----------------------------------------

             Tax Identification or Social Security No.:
                                         ---------------------------------------

                                  GUARANTEE OF SIGNATURE(S)
                          (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

             Authorized Signature(s):
                                ------------------------------------------------

             Name and Title:
                          ------------------------------------------------------
                                       (PLEASE PRINT)

             Name of Firm:
                        --------------------------------------------------------

             Address:
                   -------------------------------------------------------------
                                     (INCLUDE ZIP CODE)

             Area Code and Telephone No.:
                                         ---------------------------------------

             Dated:---------------------, 199-------------

    SIGN        SIGN
    HERE        HERE      HERE
    [ARROW]     ARROW]   [ARROW]
    [ARROW]     ARROW]   [ARROW]


                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless each such registered holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Also see Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined herein) is utilized, if delivery of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either the certificates for tendered Shares must be received by the Depositary at one of such addresses or Shares must be delivered pursuant to the procedures described herein (and a Book-Entry Confirmation must be received by the Depositary), in each case, prior to the Expiration Date, or
(b) the tendering stockholder must comply with the guaranteed delivery procedures described below and in Section 3 of the Offer to Purchase. If a stockholder's certificates for such Shares are not immediately available or time will not permit all required documents to reach the Depositary prior to the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, such stockholder's Shares may nevertheless be tendered by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) in the case of a guarantee of Shares, the certificates for (or a Book-Entry Confirmation with respect to) all tendered Shares, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, together with any required signature guarantee(s) or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq National Market operated by the National Association of Securities Dealers, Inc. is open for business. If certificates for such Shares are forwarded separately to the Depositary, a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, together with any required signature guarantees, must accompany each such delivery. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

     THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Description of Shares to be Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly to the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsement of certificates or separate stock powers is required unless payment or certificates for Shares not tendered or purchased are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution as defined in Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made, or if certificates for Shares not tendered or purchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Special Payment and Delivery Instructions. If a check and/or certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Information Agent (as defined in the Offer to Purchase) at its address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification

Number on Substitute Form W-9 may be obtained from the Information Agent at the address set forth below or from your broker, dealer, commercial bank or trust company.

     9. Waiver of Conditions. Purchaser expressly reserves the right, in its sole discretion, at any time and from time to time, to waive any of the conditions to the Offer, including the Minimum Condition (as defined in the Offer to Purchase), provided that no such waiver of the Minimum Condition shall decrease the Minimum Condition to less than a majority of the Shares outstanding on a fully diluted basis), to the extent permitted by applicable laws and the provisions of the Merger Agreement (as defined in the Offer to Purchase), in the case of any Shares tendered.

     10. Substitute Form W-9. Subject to the availability of an exemption, each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify under penalties of perjury that such number is correct and that such stockholder is not subject to backup withholding. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding with respect to any payments received pursuant to the Offer. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9, check the box in Part 3 of the Substitute Form W-9 and sign and date the Substitute Form W-9. Such a stockholder must also complete the Certificate of Awaiting Taxpayer Identification Number, which is provided below. Notwithstanding that "Applied For" is written in Part 1 and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. However, such withheld amount will be refunded to such stockholder if a certified TIN is provided to the Depositary within 60 days.

     11. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH HEREIN PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, unless an exemption applies (as described below), a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is generally such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. Noncorporate foreign stockholders should sign and complete the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. Exempt stockholders, other than noncorporate foreign stockholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies with respect to a stockholder, the Depositary is required to withhold 31% of any payments made to such stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying (a) that the TIN provided on the Substitute Form W-9 is correct and (b) that such stockholder is not subject to backup withholding because (i) such stockholder is exempt from backup withholding, (ii) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) such stockholder has been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part 1 of the Substitute Form W-9, check the box in Part 3 of the Substitute Form W-9 and sign and date the Substitute Form W-9. Such a stockholder must also complete the Certificate of Awaiting Taxpayer Identification Number, which is provided below. Notwithstanding that "Applied For" is written in Part 1 and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. However, such withheld amount will be refunded to such stockholder if a certified TIN is provided to the Depositary within 60 days.

----------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK
----------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT  -------------------------------
 FORM W-9                           AND CERTIFY BY SIGNING AND DATING BELOW                     Social security number
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE                                                                                 or
 PAYER'S REQUEST FOR                                                                       -------------------------------
 TAXPAYER IDENTIFICATION                                                                       Employer identification
 NUMBER (TIN)                                                                                           number
                                   -----------------------------------------------------------------------------------------
                                    PART 2 -- CERTIFICATION -- Under penalties of            PART 3 -- Awaiting TIN  [ ]
                                    perjury, I certify that:
                                    (1) The number shown on this form is my correct
                                        taxpayer identification number (or I am waiting
                                        for a number to be issued to me); and
                                    (2) I am not subject to backup withholding because
                                        (a) I am exempt from backup withholding, or (b)
                                        I have not been notified by the Internal Revenue
                                        Service (the "IRS") that I am subject to backup
                                        withholding as a result of failure to report all
                                        interest or dividends, or (c) the IRS has
                                        notified me that I am no longer subject to backup
                                        withholding.
                                   -----------------------------------------------------------------------------------------
                                    CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
---------------------------------------------------------------------------------------------------------------------------

 SIGNATURE

----------------------------------------------------------------------- DATE, --------------------------------------  199--


----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but that such withheld amount shall be refunded to me if I provide the Depositary with my taxpayer identification number within 60 days.

Signature                                    Date                 , 199
         ---------------------------------       -----------------     ------

     Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below:

                    The Information Agent for the Offer is:

                               MORROW & CO., INC.

                                445 Park Avenue
                                   5th Floor
                            New York, New York 10022
                            Toll Free (800) 566-9061
                          Call Collect (212) 754-8000

                     Banks and Brokerage Firms Please Call:
                                 (800) 662-5200

                      The Dealer Manager for the Offer is:

                          DONALDSON, LUFKIN & JENRETTE
                                75 State Street
                          Boston, Massachusetts 02109
                           (877) 842-3456 (toll free)
                                 (617) 342-8104